Exhibit 10.1

FIRST AMENDMENT TO
AMENDED AND RESTATED
CREDIT AGREEMENT AND CONSENT

This First Amendment to Credit Agreement and Consent (“Amendment”), dated as of January 8, 2016, is made by and among BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, “Administrative Agent”), the Lenders (as defined in the Credit Agreement), and ALLIED MOTION TECHNOLOGIES INC. (“Allied Inc.”) and ALLIED MOTION TECHNOLOGIES B.V. (“Allied B.V.” and collectively with Allied Inc., the “Borrowers”).

Statement of the Premises

The Administrative Agent, the Lenders and the Borrowers have previously entered into an Amended and Restated Credit Agreement dated as of April 29, 2015 (as amended, the “Credit Agreement”).  All capitalized terms not otherwise defined in this Amendment have the meanings given them in the Credit Agreement.

The Borrowers have advised the Administrative Agent that Allied B.V. has entered into a letter of intent to acquire all of the capital stock of Heidrive GmbH for a purchase price of approximately Twenty-Three Million Euro (€23,000,000) (the “Acquisition”).

Borrowers have requested the consent of the Administrative Agent and the Lenders to the Acquisition, and requested that the Lenders increase the Aggregate Revolving Loan Commitments to Thirty Million Dollars ($30,000,000) to fund a portion of the purchase price of the Acquisition.

The Borrowers have also requested that the Administrative Agent and the Lenders agree to amend certain other terms set forth in the Credit Agreement.

The Administrative Agent and the Lenders have agreed to (a) consent to the Acquisition, (b) increase the Aggregate Revolving Loan Commitments and (c) amend certain other provisions of the Credit Agreement, each on the terms and conditions set forth herein.

Accordingly, for good and valuable consideration, the Administrative Agent, the Borrowers and the Lenders agree as follows:

Agreement

1.                                      Defined Terms.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.                                      Consent.

(a)                                 Effective upon the satisfaction of all conditions specified in Section 2(b) and Section 5 hereof, the Administrative Agent and the Lenders hereby consent to the Acquisition (“Consent”), as follows:

(i)                                     Limitation on Consent.  The foregoing consent is only applicable and shall only be effective in the specific instance and for the specific purpose for which made, is expressly limited to the facts and circumstances referred to herein, and shall not operate as (i) a waiver of, or consent to noncompliance with any other provision of the Credit Agreement or any other Loan Document, (ii) a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or (iii) a waiver of or consent to any Event of Default or Default under the Credit Agreement or any Loan Document.

(ii)                                  Acquisition Basket.  The Administrative Agent, the Borrowers and the Lenders acknowledge that the aggregate consideration paid for the Acquisition shall not reduce the $10,000,000 maximum aggregate consideration which the Borrowers may pay for acquisitions during the term of the Credit Agreement permitted under Section 7.02(e)(v) of the Credit Agreement, as amended by this Amendment.

(b)                                 The effectiveness of this Consent shall be conditioned upon the satisfaction of the following conditions precedent:

(i)                                     Acquisition Documents.  The Borrowers shall have delivered to the Administrative Agent a true, complete and correct copy of the stock purchase agreement executed in connection with the Acquisition (including the Exhibits and Schedules thereto) and any other documents relating to the Acquisition as the Administrative Agent shall request, which requested documents shall be in form and substance satisfactory to the Administrative Agent.

(ii)                                  No Events of Default.  There is, as of the date of consummation of the Acquisition, no event or condition which constitutes an Event of Default under any of the Loan Documents or which, with notice and/or the passage of time, would constitute an Event of Default.

(iii)                               Representations and Warranties.  The representations and warranties of each Borrower set forth in Article 5 of the Credit Agreement are true and correct on and as of the date of consummation of the Acquisition with the same force and effect as if made on and as of such date, except that Borrower had advised the Administrative Agent that certain changes will be needed to Schedules 5.17, 5.18 and 5.21 to the Credit Agreement, Borrower will notify the Administrative Agent in writing of such changes within thirty (30) days of the date of this Amendment.

3.                                      Amendments.  Effective upon the satisfaction of all conditions specified in Section 2(b) and Section 5 hereof, the Credit Agreement is hereby amended as follows:

(a)                                 Section 1.1 of the Credit Agreement (entitled “Defined Terms”) is amended to add the following new definitions in the appropriate alphabetical order:

“Heidrive” - Heidrive GmbH, a German corporation.

(b)                                 Section 1.1 of the Credit Agreement (entitled “Defined Terms”) is further amended so that the following terms are amended and restated as follows:

“Aggregate Revolving Loan Commitments” means the Revolving Loan Commitments of the Lenders which shall be in the amount of $30,000,000 or the Alternative Currency Equivalent thereof.

“Foreign Revolving Sublimit” means $25,000,000 or the Alternative Currency Equivalent thereof, as may be adjusted from time to time at the discretion of the Administrative Agent, upon request of the Borrowers.

“Pledge Agreements” means collectively, the pledge agreements between the Loan Parties (or any of them) and the Administrative Agent pursuant to which any Loan Party pledges any stock, other equity interests or intercompany notes held by it, including, without limitation, those certain Pledge Agreements dated as of October 18, 2013 by the Company and Allied B.V. to the Administrative Agent, and the Pledge Agreement to be provided by Allied B.V. to Lender on or before March 31, 2016, as any of the foregoing may be amended, restated, replaced or assigned from time to time.

(c)                                  Section 7.01 of the Credit Agreement (entitled “Liens”) is amended so that subsection (j) thereof is deleted.

(d)                                 Section 6.11 of the Credit Agreement (entitled “Use of Proceeds”) is amended and restated to read as follows:

6.11                        Use of Proceeds.  Use the proceeds of the Credit Extensions for general corporate purposes, including working capital, capital expenditures and other lawful corporate purposes, and for Allied B.V. to acquire all of the shares of capital stock of Heidrive.

(e)                                  Section 7.03 of the Credit Agreement (entitled “Indebtedness”) is amended by (i) deleting the word “and” at the end of subsection (h), (ii) replacing the period at the end of subjection (i) with “and”, and (iii) adding the following new subsection (j):

(j)                                    Indebtedness consisting of bank guarantees or letters of credit issued by one or more Lenders for the account of a Foreign Subsidiary of a Loan Party in an aggregate amount not to exceed $500,000 at any one time.

(f)                                   Section 8.01 of the Credit Agreement (entitled “Events of Default”) is amended so that the following new subsection (n) is added thereto:

(n)                                 Heidrive Pledge.  Allied B.V. fails to deliver to the Administrative Agent, for the benefit of the Lenders on or before April 10, 2016, a first ranking share pledge agreement (or comparable agreement sufficient under the laws of Germany) over all shares of capital stock of

Heidrive, together with (i) original share certificates of Heidrive duly endorsed in blank if delivery of such share certificates is required to perfect the Lenders’ pledge and security interest on the shares of Heidrive and (ii) an opinion of counsel in form satisfactory to the Administrative Agent with respect to the enforceability of such share pledge agreement.

(g)                                  Schedule 2.1 to the Credit Agreement (entitled “Commitments/Applicable Percentages”) is deleted and replaced with Schedule 2.1 to this Amendment.

(h)                                 Schedule 5.13 to the Credit Agreement (entitled “Subsidiaries; Other Equity Investments”) is deleted and replaced with Schedule 5.13 to this Amendment.

4.                                      Representations and Warranties.  Each Borrower makes the following representations and warranties to the Administrative Agent and the Lenders which shall be deemed to be continuing representations and warranties so long as any Obligations, including indebtedness of either Borrower to Administrative Agent or the Lenders arising under the Credit Agreement or any Loan Documents, remain unpaid:

(a)                                 Authorization.  Each Borrower has full power and authority to execute, deliver and perform this Amendment,  which has been duly authorized by all proper and necessary action.  The execution and delivery of this Amendment by each Borrower will not violate the provisions of, or cause a default under, either Borrower’s Organizational Documents or any agreement to which such Borrower is a party or by which it or its assets are bound.

(b)                                 Binding Effect.  This Amendment has been duly executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of each Borrower enforceable in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and laws affecting Creditor’s rights generally.

(c)                                  Consents; Governmental Approvals.  No consent, approval or authorization of, or registration, declaration or filing with, any governmental body or authority or any other party is required in connection with the valid execution, delivery or performance of this Amendment or any other document executed and delivered herewith or in connection with any other transactions contemplated hereby.

(d)                                 No Events of Default.  There is, on the date hereof, no event or condition which constitutes an Event of Default under any of the Loan Documents or which, with notice and/or the passage of time, would constitute an Event of Default.

(e)                                  No Material Misstatements.  Neither this Amendment nor any document delivered to the Administrative Agent or the Lenders by or on behalf of either Borrower to induce the Administrative Agent and the Lenders to enter into this Amendment or otherwise in connection with this Amendment contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances in which they were made.

(f)                                   Credit Agreement.  The representations and warranties of each Borrower set forth in Article 5 of the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date, subject, however to the exceptions set forth in Section 4.02(a) of the Credit Agreement.

5.                                      Conditions of Effectiveness.  This Amendment shall become effective when and only when the Administrative Agent shall have received counterparts of this Amendment executed by the Borrowers, the Administrative Agent and the Lenders and the following conditions shall have been fulfilled:

(a)                                 Authorization.  Each Borrower shall have taken appropriate action to authorize the execution and delivery of this Amendment, and the taking of all action called for by this Amendment.

(b)                                 Senior Subordinated Note Purchase Agreement.  The Borrowers shall have entered into an amendment to the Senior Subordinated Note Purchase Agreement in form and substance satisfactory to the Administrative Agent, pursuant to which the Senior Subordinated Note Holders consent to the Acquisition and the increase in the Aggregate Revolving Loan Commitments.

(c)                                  Subordination Agreement.  The Senior Subordinated Note Holders, the Administrative Agent and the Borrower shall have entered into an amendment to the Subordination Agreement in form and content satisfactory to the Administrative Agent.

(d)                                 Upfront Fee.  Borrowers shall have paid to the Administrative Agent, for the ratable benefit of the Lenders, an upfront fee of $22,500.

6.                                      Reference to and Effect on Loan Documents.

(a)                                 Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)                                 The Credit Agreement, as amended by this Amendment, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof.  This Amendment supersedes all prior negotiations and any course of dealing between the parties with respect to the subject matter hereof.  This Amendment shall be binding upon each Borrower and its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Administrative Agent, the Lenders and each of their successors and assigns.  The Credit Agreement, as amended hereby, is in full force and effect and, as so amended, is hereby ratified and reaffirmed in its entirety.  Each Borrower acknowledges and agrees that the Credit Agreement (as amended by this Amendment) and all other Loan Documents to which such Borrower is a party are in full force and effect, that such Borrower’s obligations thereunder and under this Amendment are its legal, valid and binding obligations, enforceable against it in accordance with the terms thereof and hereof, and that such Borrower has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such obligations.

(c)                                  Each Guarantor signing below acknowledges and agrees that each Security Document to which it is a party is in full force and effect, that such Guarantor’s obligations under such Security Documents are its legal, valid and binding obligations, enforceable against it in accordance with the terms thereof, that such Guarantor has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such obligations and that all Obligations, guaranteed or secured, thereby include, without limitation, the Revolving Loans, as increased pursuant to this Amendment.

(d)                                 Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

7.                                      Costs and Expenses.  Borrowers agree to pay on demand all costs and expenses of the Administrative Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment, including the fees and out-of-pocket expenses of counsel for the Administrative Agent and the Lenders.

8.                                      Governing Law.  This Amendment shall be governed and construed in accordance with the laws of the State of New York without regard to any conflicts-of-laws rules which would require the application of the laws of any other jurisdiction.

9.                                      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10.                               Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same document.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective representatives thereunto duly authorized, as of the date first above written.

ALLIED MOTION TECHNOLOGIES INC.

By:	/s/ Michael R. Leach
Name:	Michael R. Leach
Title:	Chief Financial Officer

ALLIED MOTION TECHNOLOGIES B.V.

By:	/s/ Harry Cloos
Name:	Harry Cloos
Title:	Director

Accepted and Agreed to by each of the following

Guarantors as of this 8th day of January, 2016

ALLIED MOTION DORDRECHT B.V. (formerly
known as Precision Motor Technology B.V.)

By:	/s/ Harry Cloos
Name:	Harry Cloos
Title:	Director, Allied Motion Technologies B.V.

ALLIED MOTION STOCKHOLM AB

By:	/s/ Susan M. Chiarmonte
Name:	Susan M. Chiarmonte
Title:	Authorized Person

GLOBE MOTORS PORTUGAL MATERIAL
ELÉCTRICO PARA A INDÚSTRIA
AUTOMÓVEL, LDA.

By:	/s/ Steven McHenry
Name:	Steven McHenry
Title:	Manager

[Signature Page to First Amendment to

Amended and Restated Credit Agreement and Consent]

EMOTEQ CORPORATION

By:	/s/ Michael R. Leach
Name:	Michael R. Leach
Title:	Vice President

MOTOR PRODUCTS CORPORATION

By:	/s/ Michael R. Leach
Name:	Michael R. Leach
Title:	Vice President

AMOT I, INC.

By:	/s/ Michael R. Leach
Name:	Michael R. Leach
Title:	Vice President

AMOT II, INC.

By:	/s/ Michael R. Leach
Name:	Michael R. Leach
Title:	Vice President

AMOT III, INC.

By:	/s/ Michael R. Leach
Name:	Michael R. Leach
Title:	Vice President

STATURE ELECTRIC, INC.

By:	/s/ Michael R. Leach
Name:	Michael R. Leach
Title:	Vice President

[Signature Page to First Amendment to

Amended and Restated Credit Agreement and Consent]

GLOBE MOTORS, INC.

By:	/s/ Michael R. Leach
Name:	Michael R. Leach
Title:	Vice President

ALLIED MOTION CONTROL CORPORATION

By:	/s/ Michael R. Leach
Name:	Michael R. Leach
Title:	Vice President

[Signature Page to First Amendment to

Amended and Restated Credit Agreement and Consent]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

By:	/s/ Thomas C. Strasenburgh
Name:	Thomas C. Strasenburgh
Title:	Senior Vice President

[Signature Page to First Amendment to

Amended and Restated Credit Agreement and Consent]

LENDERS:

BANK OF AMERICA, N.A., AS A LENDER,
L/C ISSUER

By:	/s/ Thomas C. Strasenburgh
Name:	Thomas C. Strasenburgh
Title:	Senior Vice President

[Signature Page to First Amendment to

Amended and Restated Credit Agreement and Consent]

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Ross Comarratta
Name:	Ross Comarratta
Title:	VP

[Signature Page to First Amendment to

Amended and Restated Credit Agreement and Consent]

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Shaun Mallen
Name:	Shaun Mallen
Title:	Vice President

[Signature Page to First Amendment to

Amended and Restated Credit Agreement and Consent

Section 2.01

Commitments/Applicable Percentages

	Revolver (USD)		Term Loan (USD)
Institution	Holdings	% Holdings	Holdings	% Holdings
Bank of America	12,000,000.00	40.00	14,107,500.00	38.00
HSBC Bank USA, National Association	12,000,000.00	40.00	17,820,000.00	48.00
Manufacturers and Traders Trust Company	6,000,000.00	20.00	5,197,500.00	14.00
	30,000,000.00	100.00	37,125,000.00	100.00

Schedule 5.13

Subsidiaries; Other Equity Investments

Name	Percentage Equity	Record Owner
Allied Motion Industrial Automation, Inc.	100%	Allied Motion Systems Corporation
Allied Motion Systems Corporation	100%	Allied Motion Technologies Inc.
Allied Motion Process Instrumentation Corporation	100%	Allied Motion Technologies Inc.
Computer Optical Products, Inc.	100%	Allied Motion Control Corporation
Emoteq Corporation	100%	Allied Motion Control Corporation
Motor Products Corporation	100%	Allied Motion Control Corporation
Motor Products Ohio Corporation	100%	Allied Motion Control Corporation
Allied Motion Control Corporation	100%	Allied Motion Technologies Inc.
Allied Motion Canada Inc.	100%	Allied Motion Technologies Inc.
Östergrens Elmotor GmbH	100%	Allied Motion Stockholm AB
Allied Motion Ferndown Limited	100%	Allied Motion Stockholm AB
Allied Motion Stockholm AB	100%	Allied Motion Technologies B.V.
Allied Motion Technologies B.V.	100%	Allied Motion Technologies Inc.
Allied Motion Changzhou Motor Company Ltd	100%	Allied Motion Asia Holdings Limited
Allied Motion Changzhou Trading Company Ltd	100%	Allied Motion Asia Holdings Limited
Allied Motion Asia Holdings Limited	100%	Allied Motion Dordrecht B.V.
Allied Motion Dordrecht B.V.	100%	Allied Motion Technologies B.V.
Globe Motors de Mexico, SA de C.V.	99.98%	Globe Motors, Inc.
Globe Motors de Mexico, SA de C.V.	.02%	Allied Motion Control Corporation
Globe Motors Portugal Material Electrico, Lda.	99.989%	Allied Motion Dordrecht B.V.
Globe Motors Portugal Material Electrico, Lda.	.011%	Allied Motion Control Corporation
Stature Electric, Inc.	50%	AMOT II, Inc.

Name	Percentage Equity	Record Owner
Statute Electric, Inc.	50%	AMOT III, Inc.
AMOT II, Inc.	100%	AMOT I, Inc.
AMOT III, Inc.	100%	AMOT I, Inc.
AMOT I, Inc.	100%	Allied Motion Technologies Inc.
Globe Motors Inc.	100%	Allied Motion Technologies Inc.
As of the date of the acquisition thereof
Heidrive GmbH	100%	Allied Motion Technologies B.V.